UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2009

Zilog, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13748	13-3092996
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6800 Santa Teresa Boulevard
San Jose, California    95119
(Address of principal executive offices including zip code)

(408) 513-1500
(Registrant's telephone number, including area code)

532 Race Street, San Jose, California    95126
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On February 9, 2009, Zilog, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the third quarter of fiscal year 2009.

Item 9.01.    Exhibits.
Exhibit	Description
99.1	Press Release dated February 9, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2009

By: /s/ Perry J. Grace

Perry J. Grace
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Zilog, Inc. issued February 9, 2009 Also provided in PDF format as a courtesy.